CAPSTONE NIKKO JAPAN FUND
                 A SERIES OF CAPSTONE INTERNATIONAL SERIES TRUST

                       SUPPLEMENT DATED SEPTEMBER 16, 1997
                                       TO
                      PROSPECTUS DATED FEBRUARY 28, 1997 AS
         SUPPLEMENTED SEPTEMBER 2, 1997, JULY 25, 1997 AND MAY 22, 1997


     On August 22, 1997 the shareholders of Capstone Nikko Japan Fund ("the Fund") approved a new Investment Advisory Agreement between Capstone International Series Trust, on behalf of the Fund, and FCA Corp ("FCA") as described in detail in the Proxy Statement dated July 29, 1997. The change in management became effective on August 25, 1997.

     FCA is a fee-based financial planning and investment counseling firm located at 5847 San Felipe, Suite 850, Houston, Texas 77057. FCA was incorporated in 1983 as the successor to First Commonwealth Associates, a firm organized in 1975. FCA has served as investment adviser to Capstone New Zealand Fund since that Fund's organization in November, 1991. FCA also acts as an investment adviser to United Investors Realty Trust, an equity real estate investment trust, First Commonwealth Mortgage Trust, a mortgage real estate investment trust, and IVY Realty Trust, an equity realty estate investment trust. It also provides investment advice to individual clients.

     The portfolio manager of the Fund is Robert W. Scharar, President of FCA. In 1975 Mr. Scharar co-founded First Commonwealth Associates, the predecessor to FCA, which he formed in 1983. Mr. Scharar received an AA from Polk Community College, a BSBA in Accounting from the University of Florida, an MBA and JD from Northeastern University, and a LLM in Taxation from Boston University Law School. He is a member of the Florida and Massachusetts Bars and is a member of the Florida Institute of Certified Public Accountants. He has experience as an Accounting Professor at Bentley and Nichols Colleges, and was an officer of United States Trust Company (Boston) and a tax specialist at Coopers & Lybrand. Mr. Scharar is a contributing author to the Clark Boardman Callaghan's publication, "Estate and Personal Financial Planning." His directorships include the American Association of Attorney-CPA's, First Commonwealth Mortgage Trust, United Investors Realty Trust and Southwestern Property Trust.

     The Investment Advisory Agreement with FCA differs from the agreement with the Fund's previous investment adviser, Nikko Capital Management (U.S.A.) in the following substantive ways. The advisory fee rate is increased from 0.40% to 0.75% of the Fund's average annual net assets. However, FCA has committed to reimburse expenses of the Fund so they will be limited to no more than 2.5% of the Fund's average annual net assets through October 31, 1998 (the Fund's expenses for the six months ended April 30, 1997 were at an annualized rate of 2.67% of the Fund's average annual net assets). The new Investment Advisory Agreement also clarifies that the Fund will bear travel expenses of persons affiliated with FCA and the Fund's administrator, Capstone Asset Management Company, related to attendance at meetings of the Board of Trustees and its committees. Finally, in addition to a new date and term, the new Investment Advisory Agreement provides that FCA will give the Fund 90 days (rather than the previous 60 days) notice of termination of the agreement.